SUPPLEMENT

dated February 6, 2024 to the

Summary Prospectus dated May 31, 2023, as supplemented for

Yorktown Small Cap Fund (the “Fund”)

(Class A, Class L and Institutional Class Shares)

On February 5, 2024, the Board of Trustees (the “Board”) of American Pension Investors Trust (the “Trust”) approved the termination of the sub-advisory agreement between Yorktown Management & Research Company, Inc. (the “Adviser”) and Sapphire Star Capital LLC (“Sapphire”), on behalf of the Fund. Effective as of February 5, 2024, Sapphire is no longer providing sub-advisory services to the Fund and all references to Sapphire and Michael J. Borgen are removed.

Upcoming Reorganization of the Fund

Additionally, at the meeting on February 5, 2024, the Board of the Trust approved an Agreement and Plan of Reorganization whereby the Fund (the “Acquired Fund”) will reorganize and merge into the Yorktown Growth Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”).  The Reorganization will be structured as a tax-free reorganization for federal tax purposes.

The Adviser is the investment adviser to both the Acquired Fund and the Acquiring Fund.  At the current asset size, the Acquired Fund is unable to support its own expenses without significant subsidy from the Adviser. The Adviser believes that combining the Acquired Fund and the Acquiring Fund will benefit shareholders of the Acquired Fund who wish to maintain investments in the Trust.

The Acquired Fund and the Acquiring Fund have similar investment objectives but different investment strategies and risks.  After the Reorganization, the operating expense ratio of the Acquiring Fund is expected to be lower than that of the Acquired Fund.

Shareholders of record of the Acquired Fund will receive an Information Statement/Prospectus with respect to the proposed Reorganization at a later date.  A more complete description of the Reorganization, including the differences in investment strategies and fees and expenses, as well as information regarding the factors the Board of Trustees considered in approving the Reorganization will be provided in the Information Statement/Prospectus.  No shareholder approval or action on your part is necessary to effect the Reorganization.

Under “Management” on page 6 of the Summary Prospectus, the “Portfolio Manager” is replaced with the below:

Portfolio Managers – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since 2024. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2024. Brentz East, Securities Analyst, has acted as Portfolio Manager to the Fund since 2024.

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Please retain this supplement with your Summary Prospectus for future reference.